Exhibit 10.1
                                                              ------------

                          STOCK PURCHASE AGREEMENT


           AGREEMENT made as of the 1st day of January, 2005, by and between PASQUALE J. DEVITO, PH.D. ("DeVito"), residing at 33
Jarvis Road, Old Saybrook, CT 06475 and RICHARD S. ZUSMAN, ED.D. ("Zusman"), residing at 74 Warren Street East, Raynham, MA 02767 (collectively known as "Seller"), ASSESSMENT AND EVALUATION
CONCEPTS INC., a Massachusetts corporation with its principal place of business at 74 Warren Street East, Raynham, Massachusetts (the "Corporation") and TOUCHSTONE APPLIED SCIENCE ASSOCIATES,
INC., a Delaware corporation, with its principal place of business at 4 Hardscrabble Heights, Brewster, New York 10509 ("Purchaser").

           WHEREAS, DeVito is the owner of fifty (50) common shares of the Corporation and Zusman is the owner of fifty (50) common shares of the Corporation; such hundred (100) shares (the
"Shares") constituting all of the issued and outstanding common shares, zero par value per share, of the Corporation which has authorized 100 common shares; and

           WHEREAS, Seller desires to sell the Shares at the price set forth below, and Purchaser desires to purchase the Shares, all on and subject to the terms and conditions set forth herein;

           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

           1.      SALE OF STOCK.  Purchaser will purchase and Seller will
                   --------------
sell the Shares, which constitute all of the issued and
outstanding capital stock of the Corporation.  After the Closing
(as defined hereinafter), the Corporation shall be operated as a wholly-owned, subsidiary of Purchaser. DeVito shall be appointed as its President and Treasurer during the term of his employment with Purchaser pursuant to the terms of that certain Employment
Agreement between Purchaser and DeVito referenced in Section 5(c)
below ("DeVito Employment Agreement").   Zusman shall be appointed
as its Clerk during the term of his employment with Purchaser pursuant to the terms of that certain Employment Agreement between Purchaser and Seller referenced in Section 5(c) below ("Zusman
Employment Agreement").

           2.      PURCHASE PRICE.  The Shares shall be purchased and sold
                   ---------------
hereunder for a total consideration of:

                   (a) Eighty-three thousand and 00/100 ($83,000.00) dollars, payable as set forth in Section 7 below; and

                   (b) Twelve thousand (12,000) shares of common stock of Purchaser which shares Purchaser agrees to register under the Securities Act of 1933, not later than (6) six months after the Closing (as hereinafter defined); and

                   (c) Options for 50,000 shares of common stock of Purchaser, priced at fair market value as of the date of Closing issued pursuant to the terms of the Zusman Employment Agreement and DeVito Employment Agreement.

           3.      REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS
                   -----------------------------------------------------
OF SELLER AND THE CORPORATION. DeVito, Zusman and the Corporation
------------------------------
each, jointly and severally, represent and warrant to Purchaser and agree with Purchaser as follows:

                   (a) Each of Zusman and DeVito owns beneficially and of record the Shares being sold hereby, free and clear of any liens, claims, charges, options or encumbrances, and each has full power and authority to transfer the Shares to Purchaser in accordance with the terms of this Agreement; the sale and delivery by Sellers of certificates representing the Shares vests full legal and beneficial title thereto in Purchaser free and clear of any liens, claims, charges, or encumbrances. The Shares are duly authorized, validly issued, fully paid and nonassessable and constitute one hundred percent of the issued and outstanding capital stock of the Corporation.

                   (b) There are no existing options, warrants, subscription rights, convertible securities or similar rights granted by the Corporation or either Seller or any commitments or agreements of any character to which the Corporation or either Seller is a party, relating to the authorized or issued capital stock of the Corporation.

                   (c)    The Corporation is a corporation duly
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has full corporate power to carry on its business as it is now being conducted, and it is not necessary for the Corporation to be qualified, licensed or domesticated as a foreign corporation to transact business in any other jurisdiction. The copies of the Corporation's Articles of Organization and Bylaws heretofore delivered to the Purchaser, are true, correct and complete copies thereof as now in effect; no provision of the Articles of Incorporation or Bylaws of the Corporation which has not been waived by the Board of Directors, nor any provision in any other instrument to which it or any shareholder is a party or to which it or any shareholder or any property of the Corporation is subject, prohibits, limits or otherwise affects the right, power and authority of the Seller or the Corporation, to enter into and consummate this Agreement.

                   (d) The Corporation has no subsidiaries or any equity interest in any entity.

                   (e) All of the financial records and books of account of the Corporation, to the best of the knowledge of each Seller and the Corporation are true and complete and have been maintained in accordance with generally accepted accounting principles consistently applied. Sellers have heretofore delivered to Purchaser (i) federal income tax returns, including all schedules thereto, for the years ended 12/31/2000, through and including 12/31/2003; (ii) management prepared cash basis balance sheets and profit and loss statements of the Corporation as at and for the year ended 12/31/2004 (collectively, the "Financial Statements"). The Financial Statements are true and complete and accurately reflect the financial position and results of operations of the Corporation as at the dates and for the periods indicated. The Corporation has no material liabilities or obligations whatsoever, liquidated or unliquidated, actual or contingent which are not disclosed on or referred to in the Financial Statements, other than (i) liabilities or obligations incurred or arising since such date in the ordinary course of business of the Corporation, none of which individually or in the aggregate resulted or will result in a material adverse change in the business or financial condition of the Corporation and (ii) contingent liabilities which are fully covered under valid and effective insurance policies. All liabilities of the Corporation shall be paid or discharged in full by Sellers or the Corporation prior to the Closing Date.

                   (f) Attached hereto as Schedule 3(f) is a list, which is true and complete in all material respects, of all "Material Contracts", which term, as used in this Agreement, includes all material contracts and commitments, all indentures, mortgages, security agreements, leases, loans and credit agreements, and all other material agreements (including any employment contracts or deferred compensation, pension, profit sharing or retirement plans, supply contracts or contracts for the purchase or sale of products or services), oral or written, imposing any obligation on the Corporation or to which its properties are subject. A contract, commitment or agreement shall be deemed to be material if it either (i) involves or may involve the payment or receipt of more than five thousand and 00/100 ($5,000.00) dollars over the life of the contract or commitment, or (ii) regardless of the amount involved, if it is not terminable without penalty solely at the will of the Corporation upon notice of thirty (30) days or less. Such list is true and complete in all material respects;
and, except as shown thereon, the Corporation is not a party to or bound by any Material Contract whatsoever. Those copies of each contract or other instrument described on such list which have been delivered to the Purchaser or which will be delivered on request and are true and complete copies thereof. Neither Seller nor the Corporation is, or by the execution and performance of this Agreement will be, in breach of, or in default under, any Material Contract or outstanding indenture, mortgage, contract or agreement to which either of them is a party or any provision of the Certificate of Incorporation or Bylaws of the Corporation.

                   (g) The Corporation owns and holds good and merchantable title, free and clear of any liens, encumbrances, charges or assessments, to all of the assets shown on the Financial Statements, except (i) assets disposed of since 12/31/2003 in the ordinary course of business, (ii) liens set forth on such Financial Statements, (iii) liens for taxes not yet due, and (iv) minor defects and irregularities in the title to, and/or minor encumbrances on such assets, which, in the aggregate do not materially affect the value of such property or impair the use of such assets for the purpose for which it is held by the Corporation or for any other purpose. Such assets and properties are in good repair, physical condition and working order. Notwithstanding anything to the contrary in this subparagraph, to the extent liens arise which were not disclosed in connection with this sale of stock for which Purchaser may be held liable. Sellers, jointly and severally agree to pay Purchaser the amount of such liens for which Purchaser may be held liable. Either Sellers or Purchaser may elect to have such payments offset against any other obligations of Purchaser to Seller by sending written notice to the lienholder.

                   (h) The Corporation does not own or hold in fee or under lease, or otherwise in any manner use or occupy, any real property except that office space in the homes of each Seller.

                   (i) Except as disclosed on Schedule 3(i), there are, to the best of each Seller's knowledge, no actions, suits, claims, or proceedings pending (collectively, "Claims"), or known to be threatened, against the Corporation, in law or in equity, or before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign or any Claims against either Seller which could have a material adverse effect on the transactions contemplated hereby.

                   (j) All insurance policies are listed on Schedule 3(j) hereof which is a true, correct and complete list of all such insurance.

                   (k) Since 12/31/2003, there has not been, and nothing has come to the attention of either Seller or the Corporation which reasonably appears likely in the future to constitute:

                          (i)    Any materially adverse change in the
                                 business, operations or assets of the
                                 Corporation.

                          (ii) Any transaction outside the ordinary course of business of the Corporation;

                          (iii) Any loans, advances, or payments of any kind by the Corporation to any person except payments of amounts due with respect to obligations incurred prior to 12/31/2003, and reflected in the Financial Statements, or thereafter incurred in the normal course of business, except a loan by Seller to the Corporation with respect to its annual pension contribution which shall be repaid in connection with the Closing;

                          (iv) Any material increase in the compensation payable or to become payable by the Corporation to any of its officers, directors, employees, or agents, or any material bonus, percentage compensation, service award or other like benefit, granted, made or accrued to or to the credit of any of such officers, directors, employees or agents, or any employee welfare, pension, retirement or similar payment or arrangement made or agreed to by the Corporation;

                          (v) Any significant labor trouble, or any other event or condition of any character which has materially and adversely affected, or reasonably appears likely to materially and adversely affect, the business, prospects or profitability of the Corporation, financial or otherwise; or

                          (vi)   Any sale or other disposition of any
                                 interest in any of the Corporation's assets or properties other than in the normal course of business and in consideration of money or monies worth equal to or exceeding the value or price at which said asset was carried on or included in the 12/31/2003 Balance Sheet.

                   (l) Sellers have delivered to Purchaser copies of the documents which are listed on Schedule 3(l) annexed hereto which constitute true, complete and correct copies of such documents and all material United States and foreign patent, trademark and trade name registrations, unexpired as of the date hereof, all material
United States and foreign applications pending on said date for any patent, trademark, trade name, or copyright registrations and all material trademarks, trade names, label and other trade rights in use on the date hereof, all of the foregoing being owned, in whole or in part on said date by the Corporation; all licenses granted by or to the Corporation, and all other agreements to which it is a party and which are in force as of the date hereof and relate in whole or in part to any items of the categories mentioned in this subsection (l) or to inventories, discoveries, improvements, processes, formulate, proprietary rights, trade secrets, ideas or other know-how, whether owned by the Corporation or otherwise. To the best of each Seller's knowledge, there are no claims presently pending or threatened against the Corporation or either Seller for infringement of any patents, patent rights or licenses, trademarks or trade names, or copyrights or copyright registrations.

                   (m) Except as otherwise disclosed on Schedule 3(m), no person holds any power of attorney, from either Seller with respect to the stock held by such Seller, or from the Corporation for any purpose whatsoever.

                   (n) The only equipment owned by the Corporation is office equipment listed on Schedule 3(n), and used by it in the ordinary course of its business, situated in the Corporation offices at 74 Warren Street East, Raynham, MA 02767 and 33 Jarvis Street, Old Saybrook CT 06745, (the "Equipment"). The Equipment is adequate for the business being conducted by the Corporation and is in good and usable repair and condition, reasonable wear and tear excepted.

                   (o) Except as disclosed in Schedule 3(o) hereof, all United States, foreign, state, county, local and other taxes, including, without limitation, income taxes, corporate franchise taxes, and ad valorem taxes, due and payable by the Corporation on or before the date of this Agreement have been paid, and all tax returns and reports required to be filed by them with all such taxing authorities have been filed.  The Corporation has withheld and collected all taxes and assessments it is or has been required by law to withhold or collect, and all of the same are duly
reflected in said Balance Sheet.  The Corporation has no
outstanding or unsatisfied deficiency assessments with respect to any taxes.  If, at any time within three (3) years following the
Closing, tax deficiencies, and any penalties and interest thereon, applicable to years in which Seller was a Shareholder of the
Corporation are assessed against the Corporation, each Seller shall repay to the Corporation his pro rata share (based on his proportionate ownership of Shares in the Corporation in the year for which liability is assessed) of sums actually expended by the
Corporation in meeting such assessments.  Such repayment may, at the Purchaser's option, be made by the set off against any other
amounts owed by Purchaser to Seller from time to time.   If any
tax audit is in progress and said three (3) year period expires prior to the completion of such audit, the parties hereto agree to extend said three (3) year period to the period terminating ninety
(90) days following closing of audit, settlement of tax, or final judgment, whichever occurs last.

                   (p) The Corporation is not a party to any collective bargaining agreement.

                   (q) To the best of Seller's knowledge, the Corporation is not in violation of any applicable zoning regulation, ordinance or other similar law, order, regulation or requirement relating to its operations or properties, or in violation of any other law, ordinance, or regulation of any governmental authority having jurisdiction, and the Corporation holds all permits, licenses and other authorizations necessary for the conduct of its business as it is now being operated.

                   (r) No representation or warranty by Seller or the Corporation contained in this Agreement nor any written representation, statement or certificate made or furnished, by Seller or by any officer of the Corporation pursuant hereto or in connection with the transactions contemplated hereby, contains any material error or misstatement or omits to state any material fact necessary to make the representations or statements contained herein or therein are not misleading.

                   (s) This Agreement and the documents and instruments executed and delivered by the Corporation or Seller in connection with the transactions contemplated hereby, constitute the valid, legal and binding obligations of the Corporation or Seller, as the case may be, enforceable in accordance with their terms.

           4.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.
                   -------------------------------------------------------

                   (a) Purchaser hereby represents, warrants, and agrees with Sellers that:

                          (i)    Purchaser is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware, and has full corporate power to carry on its business as it is now being conducted in the State of New York, and each other jurisdiction where the character and location of the properties owned or leased by it and the nature of the business transacted by it, would require such qualification.

                          (ii)   Purchaser has corporate power to enter into
and to perform all of its obligations under this Agreement; and the Board of Directors of Purchaser has approved the execution and delivery by Purchaser of this Agreement and the other agreements contemplated herein.

                          (iii)  There are, to the best of Purchaser's
knowledge, no actions, suits, claims, or proceedings pending, or known to be threatened, against Purchaser, in law or in equity, or before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign which would impact in any material way the obligations of Purchaser hereunder.

                          (iv)   No representation or warranty by Purchaser
contained in this Agreement nor any written representation, statement or certificate made or furnished, by Purchaser or by any officer of Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains any material error or misstatement or omits to state any material fact necessary to make the representations or statements contained herein or therein are not misleading.

                          (v)    This Agreement and the documents and
instruments executed and delivered by Purchaser in connection with the transactions contemplated hereby, constitute the valid, legal and binding obligations of Purchaser, enforceable in accordance with their terms.

           5.      CONDITIONS TO PURCHASER'S OBLIGATIONS.  The obligations
                   --------------------------------------
of Purchaser are subject to the fulfillment of each of the following conditions:

                   (a) There shall be furnished to the Purchaser a certificate executed by the Sellers and the Corporation that the representations and warranties of the Sellers and the Corporation, contained in this Agreement, are true and correct at the date hereof and will be true and correct on and as of the Closing Date.

                   (b) Purchaser shall have received the written opinion, dated the Closing Date, from Assiran, Ellis, & Devlin, counsel for
Sellers and the Corporation, in the form annexed hereto as Exhibit
"A";

                   (c) There shall be executed and delivered the following:

                          (i)    DeVito Employment Agreement, substantially in
the form of Exhibit "B", annexed hereto and made a part hereof
(the "Employment Agreement");

                          (ii)   Zusman Employment Agreement, substantially in
the form of Exhibit "C", annexed hereto and made a part hereof
(the "Employment Agreement");

                          (iii)  DeVito Option Agreement, substantially in the
form of Exhibit "D", annexed hereto and made a part hereof (the
"Option Agreement"); and

                          (iv)   Zusman Option Agreement, substantially in the
form of Exhibit "E", annexed hereto and made a part hereof (the
"Option Agreement").

                          (vi)   Such other ancillary documents as counsel for
the parties deem necessary or appropriate to consummate the transactions contemplated hereunder and hereby.

                   (d) Each Seller shall have furnished to the Purchaser a representation in form satisfactory to the Purchaser's counsel that the Seller is acquiring the shares of the Purchaser for its own account for investment and not with a view for the sale or distribution thereof, that it understands the nature and effect of such representations, and that it will not sell or transfer any of the shares so acquired by it unless (i) a registration statement under the Securities Act of 1933 shall be in effect with respect thereto, or (ii) it shall have received written notice from the Securities and Exchange Commission that such sale or transfer may be made without registration under said Act, or (iii) it has obtained and delivered to Purchaser a legal opinion from counsel satisfactory to Purchaser, that registration under such Act is not required.

           6.      CONDITIONS TO SELLER'S OBLIGATIONS.  The obligations of
                   -----------------------------------
each Seller are subject to the fulfillment by Purchaser of each of the following conditions:

                   (a) There shall be furnished to Sellers a certificate executed by Purchaser to the effect that the representations and warranties of Purchaser, contained in this Agreement, are true and correct at the date hereof and will be true and correct on and as of the Closing Date.

                   (b) Sellers shall have received the written opinion, dated the Closing Date, from Rider, Weiner & Frankel, P.C. counsel for Purchaser, to the effect that (i) Purchaser has been duly incorporated and is existing as a corporation in good standing under the laws of the State of Delaware; (ii) Purchaser is in good standing and legally authorized to carry on its business under the laws of the State of New York, and (iii) this Agreement, and any and all other documents and instruments executed and delivered in connection therewith, have been duly executed and delivered by Purchaser and is a legal and binding obligation of Purchaser, enforceable in accordance with their terms.

                   (c) There shall be executed and delivered the following:
                          (i)    DeVito Employment Agreement;

                          (ii)   Zusman Employment Agreement

                          (iii)  DeVito Option Agreement;

                          (iv)   Zusman Option Agreement;

                          (v)    Such other ancillary documents as counsel to
the parties may deem reasonably necessary or desirable to consummate the transactions contemplated hereunder and hereby.

                   (d) The Purchaser shall have furnished to the Sellers a representation in form satisfactory to the Seller's counsel that the Purchaser is acquiring the Shares for its own account for investment and not with a view for the sale or distribution thereof, that it understands the nature and effect of such representations, and that it will not sell or transfer any of the shares so acquired by it unless (i) a registration statement under the Securities Act of 1933 shall be in effect with respect thereto, or (ii) it shall have received written notice from the Securities and Exchange Commission that such sale or transfer may be made without registration under said Act, or (iii) it has received an opinion from Vedder, Price, Kaufman & Kammholz, special securities counsel for Seller, or other counsel satisfactory to the Seller, that registration under such Act is not required.

           7.      PAYMENT OF PURCHASE PRICE.
                   --------------------------
                   Subject to the conditions, representations and warranties hereof, at the closing, Purchaser shall deliver to Sellers:

                   (a) good funds, by check of Purchaser in the aggregate amount of Eighty-Three Thousand and 00/100 ($83,000.00) Dollars
($41,500 to each Seller);

                   (b) Twelve (12,000) Thousand shares of common stock of Purchaser (50% to each Seller).

           8.      INDEMNIFICATION.
                   ----------------
                   (a) Each Seller, jointly and severally, agrees to and shall indemnify Purchaser, its successors and assigns, against any and all damages resulting from any breach of any representation, warranty or agreement, set forth in this Agreement, or the untruth or inaccuracy thereof, including, but not limited to all statements or figures contained in any of the Schedules or Exhibits to this Agreement. Each Seller further agrees to and shall indemnify Purchaser against any and all debts, liabilities, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth or inaccuracy, or which may be incurred to compromise, or defend such liabilities, or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or excise taxes, or state or municipal taxes of any nature.

                   (b) Purchaser agrees to and shall indemnify Sellers, their heirs, successors and assigns, against any and all damages resulting from any breach of any representation, warranty or agreement of Purchaser, set forth in this Agreement, or the untruth or inaccuracy thereof, including, but not limited to all statements or figures contained in any of the Schedules or Exhibits to this Agreement. Purchaser further agrees to and shall indemnify Sellers against any and all debts, liabilities, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth or inaccuracy, or which may be incurred to compromise, or defend such liabilities, or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or excise taxes, or state or municipal taxes of any nature.

                   (c) The indemnity of (a) and (b) above shall survive the closing but shall be limited to liabilities of which the indemnifying party shall receive notice in writing from the other within three (3) years from the date hereof. The party claiming indemnification shall notify the indemnitor of any such breach or claim with reasonable promptness and the indemnitor or its legal representatives shall have, at its election, the right to compromise or defend any such matter through counsel of its own choosing, at the expense of such indemnitor. Such notice and opportunity to compromise or defend, if applicable, shall be a condition precedent to any liability of any party under this indemnity. In the event that a party undertakes to compromise or defend any such liability, it shall notify the other in writing promptly of its intention to do so and each agrees to cooperate with the other and its counsel in the compromising of or the defending against any such liabilities.

           10.     FINDER'S FEES.  Each Seller and Purchaser represent
                   --------------
that to the best of their knowledge there is no obligation to pay any commission, finder's fee, or similar charge in connection with the transactions provided for in this Agreement. Each Seller and Purchaser will indemnify and hold each other harmless from and against any loss, liability, and damage, including expenses, arising our of any claim for such commission, fee or charge, so far as any claim for such commission, fee, or charge, so far as any thereof arises by reason of services alleged to have been rendered to, or at the instance of, such party.

           11.     CLOSING.  The Closing Date shall be effective as of
                   --------
January 1, 2005, and the Closing shall take place at the offices of TASA at 11:00 a.m. on January 14, 2005, unless otherwise agreed to in writing by Purchaser and Sellers. The closing shall be conditioned upon the following:

                   (a) The Corporation shall not have, since the date of this Agreement or as otherwise permitted hereunder (i) issued or sold any shares, bonds, or other corporate securities, or given options or rights to purchase or otherwise acquire such shares, bonds, notes, or corporate securities; (ii) incurred any obligation or liability, absolute or contingent, except current liabilities and obligations incurred in the ordinary course of business, except legal fees incurred in connection with this transaction which shall be discharged by Sellers at Closing; (ii) discharged or paid any obligation or liability, absolute or contingent, other than current liabilities and obligations incurred in the ordinary course of business; (iv) made any payment or distribution to its Shareholders or purchased or redeemed any of its shares; (v) mortgaged pledged, created a security interest in, or subjected to lien or other encumbrances any of its assets, tangible or intangible, except in the ordinary course of business;
(vi) sold or transferred any of its tangible assets, or canceled any debts or claims, except in each case in the ordinary course of business, (vii) sold, assigned, or transferred any intangible assets, or (viii) entered into any transaction other than in the ordinary course of business.

                   (b) The representations and warranties of the respective parties, and the contents of the Schedules annexed hereto and made a part hereof and any certificate furnished in their behalf pursuant hereto, shall be true and correct.

           12.     EXPENSES.  Each party hereto will pay the expenses
                   ---------
incurred by him or it under or in connection with this Agreement, including counsel fees and expenses of his or its representatives, whether or not the transactions contemplated by this Agreement are consummated.

           13.     SURVIVAL OF REPRESENTATIONS.  The representations,
                   ----------------------------
warranties, and agreements of Seller and Purchaser contained in this Agreement shall not be discharged or dissolved upon, but shall survive, the closing, and shall be unaffected by any investigation made by any party at any time.

           14.     NOTICES.  All notices given under any of the provisions
                   --------
of this Agreement shall be deemed to have been duly given if mailed by certified mail, return receipt requested, as follows:

	To:			Pasquale J. DeVito, Ph.D.
				33 Jarvis Road
				Old Saybrook, CT  06475

	To:			Richard S. Zusman, Ed.D.
				74 Warren Street East
				Raynham, MA  02767

        with a copy to          Henry C. Ellis, Esq.
				Assiran, Ellis & Devlin
				79 Church Green
				Taunton, MA  02780

        To Purchaser:           Touchstone Applied Science Associates, Inc.
				4 Hardscrabble Heights
				Brewster, NY  10509
				Att:  Mr. Andrew Simon, President

        with a copy to          Rider, Weiner & Frankel, P.C.
				655 Little Britain Road
				Newburgh, NY  12550
				Att:  Maureen Crush, Esq.

or at such other address as each of the foregoing may designate in writing by certified mail, return receipt requested, to each of the others, and shall be deemed to have been duly given three (3) business days after deposit into the United States mails if mailed by certified mail, return receipt requested, properly addressed with postage affixed.

           15.     AMENDMENT.  Neither this Agreement nor any term or
                   ----------
provision hereof may be changed, waived, discharged, or terminated orally, or in any manner other than by an instrument in writing signed by the party against which the enforcement of the change, waiver discharge or termination is sought.

           16.     BINDING EFFECT.  This Agreement shall be binding upon
                   ---------------
and inure to the benefit of the respective parties, and their successors and assigns, heirs and personal representatives, except as otherwise expressly provided herein.

           17.     COUNTERPARTS.  This Agreement may be executed in any
                   -------------
number of counterparts, each of which shall be deemed to be an original.

           18.     GOVERNING LAW.  This Agreement shall be construed and
                   --------------
enforced in accordance with the laws of the State of New York, applicable to agreements made and to be performed wholly within the State of New York. Any legal or equitable action or proceeding with respect to this Agreement brought by Seller may be brought only in a Federal or State court of competent jurisdiction located in the County of Putnam, State of New York.

           19.     CONSENT TO JURISDICTION.  The parties irrevocably
                   ------------------------
accept the jurisdiction of the Federal or New York State courts of competent jurisdiction located in the County Putnam and any related appellate court, irrevocably agrees to be bound by any judgment rendered thereby in connection with this commitment, and irrevocably waives any objection it or he may now or hereafter have as to the venue of any such action or proceeding brought in such a court or that such a court is an inconvenient forum. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, such service to become effective three (3) business days after mailing. Nothing herein shall affect any party's right to serve process in any other manner prescribed by law or the right to bring legal or equitable actions or proceedings in other competent jurisdictions.

           20.     BINDING EFFECT; NO ASSIGNMENT.  This Agreement shall be
                   ------------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall have the right to assign its rights or delegate its obligations hereunder without the prior written consent of the other. Any purported assignment or delegation without such consent shall be void.

           21.     CAPTION.  Captions set forth herein are for convenience
                   --------
and reference only and are not intended to modify, limit, describe or affect in any way the content, scope or intent of this Agreement.

           22.     FURTHER ASSURANCES.  The parties agree to do any act or
                   -------------------
execute and deliver any additional documents reasonably required to fully effect the purposes of this Agreement and the other documents and instruments executed and delivered in connection therewith.

           23.     SEVERABILITY.  Any provision of this Agreement that is
                   -------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

				ASSESSMENT AND EVALUATION CONCEPTS INC.



                                By:__________________________________________
                                   Name:  Pasquale J. DeVito, Ph.D.
                                   Title: President and Treasurer



                                   __________________________________________
                                          Pasquale J. DeVito



                                   __________________________________________
                                          Richard S. Zusman



				TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.



                                By:__________________________________________
                                   Name:  Andrew L. Simon
                                   Title: President and Chief Executive Officer

                                 SCHEDULE "3(f)"

                               MATERIAL CONTRACTS

     LIST OF CURRENT ASSESSMENT & EVALUATION CONCEPTS PROJECTS December 2004

                        Assessment and Testing Consulting
                          Riverside Publishing Company
                                Itasca, Illinois
                                     $30,000

Presentation to Riverside Publishing staff regarding suggestions for state assessment proposals, how to work with state and local testing officials and providing ongoing consulting services.

                  Evaluation of Innovative Earth Science Curriculum
                           American Geological Institute
                                Alexandria, Virginia
                                       $20,000

Conducting a comprehensive evaluation of an inquiry based Earth science curriculum (EarthComm) in the Los Angeles Unified
School District and the Newark, Delaware High School.

          National Assessment of Educational Progress (NAEP) State Analysis
                           American Institute of Research
                                   Washington, D.C.
                   $25,000 for Second Year of Five Year Contract
                               Total Contract $125,000

Working as a sub-contractor to the American Institute for Research, AEC will assist with the analysis of NAEP testing data.
AEC will focus, among other tasks, on testing accommodations of special needs and limited English proficient students.

                                Reading First Program
                          Vermont Department of Education
                                 Montpelier, Vermont
                      $39,800 First Year of Two Year Contract
                                 Total Contract $88,318

Currently conducting a comprehensive evaluation of the federally-funded Reading First Program for kindergarten through grade three students in several local school districts.

                                 SCHEDULE "3(i)"

                          LITIGATION AND OTHER CLAIMS


None

                                 SCHEDULE "3(j)"

                                    INSURANCE

None

                                 SCHEDULE "3(l)"

                        PATENTS, TRADEMARKS & COPYRIGHTS


None

                                 SCHEDULE "3(m)"

                               ATTORNEY'S IN FACT



None

                                 SCHEDULE "3(n)"

                       FURNITURE, FIXTURES AND EQUIPMENT


File cabinets, copier, fax machine, chairs, printer.

                                 SCHEDULE "3(o)"

                                     TAXES

None

                                 EXHIBIT "A"

                             OPINION OF COUNSEL

                                 EXHIBIT "B"

                         DEVITO EMPLOYMENT AGREEMENT

                                 EXHIBIT "C"

                         ZUSMAN EMPLOYMENT AGREEMENT

                                 EXHIBIT "D"

                           DEVITO OPTION AGREEMENT

                                 EXHIBIT "E"

                           ZUSMAN OPTION AGREEMENT